UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 26, 2013

LONE PINE RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-35191	27-3779606
(Commission File Number)	(IRS Employer Identification No.)

Suite 1100, 640-5 Avenue SW, Calgary, Alberta, Canada	T2P 3G4
(Address of principal executive offices)	(Zip Code)

403.292.8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

Fifth Amendment to Credit Agreement

On July 26, 2013, Lone Pine Resources Inc., as parent guarantor (“Lone Pine”), and Lone Pine Resources Canada Ltd., as borrower (“LPR Canada”), entered into the Fifth Amendment (the “Amendment”) to the Credit Agreement dated as of March 18, 2011, by and among Lone Pine, LPR Canada, JPMorgan Chase Bank, N.A., Toronto Branch as Administrative Agent and the other agents and Lenders (as defined in the Credit Agreement) party thereto (as amended, the “Credit Agreement”).  The Credit Agreement was amended pursuant to the provisions of the Amendment as follows: (1) the Total Debt to EBITDA (as defined in the Credit Agreement) financial covenant was amended to increase the permitted ratio from 4.5 to 1.0 to 5.75 to 1.0 for any period on or before June 30, 2013, after which the required ratio will revert to 4.0 to 1.0; (2) the deadline by which LPR Canada would be required to repay any Borrowing Base Deficiency (as defined in the Credit Agreement) resulting from a future Borrowing Base (as defined in the Credit Agreement) redetermination was changed from 180 days to a requirement that repayment immediately follow such redetermination; (3) LPR Canada paid an upfront fee to each Lender that consented to the Amendment of 10 basis points on the amount of such Lender’s Borrowing Base commitment; and (4) the parties made other immaterial amendments.  The operative provisions of the Amendment became effective on July 26, 2013.  The foregoing description of the Amendment is qualified in its entirety to the full text of the Amendment, a copy of which is attached to this report as Exhibit 10.1 and is hereby incorporated by reference into this Item 1.01

For the period ended June 30, 2013, Lone Pine expects to be in compliance with all covenants under the Credit Agreement.  As described above, the Amendment provides that the permitted Total Debt to EBITDA ratio shall not exceed 5.75 to 1.0, for any quarterly period ended on or before June 30, 2013, after which the required ratio will revert to 4.0 to 1.0 for all periods thereafter. Without the Amendment, Lone Pine expects that when the financial statements for the second quarter of 2013 become available and this financial covenant is tested, Lone Pine would not have been in compliance with this financial covenant for the period ended June 30, 2013. In addition, absent a further waiver or amendment, Lone Pine does not expect to be in compliance with this financial covenant for the period ending September 30, 2013.  If Lone Pine fails to comply with this financial covenant or the other covenants in the Credit Agreement in the future, it could lead to an event of default and the acceleration of repayment of all outstanding debt under the Credit Agreement, as well as, in the case of an acceleration under the Credit Agreement, a cross default and acceleration under the indenture governing LPR Canada’s outstanding 10.375% senior notes due 2017 (the “Senior Notes”) that are guaranteed by Lone Pine and certain of its other subsidiaries.

As of July 26, 2013, LPR Canada had Cdn$178 million in borrowings outstanding under the Credit Agreement and Cdn$13 million of cash.  Of the total Cdn$185 million Borrowing Base currently available, LPR Canada has Cdn$5 million of remaining borrowing capacity after deducting Cdn$2 million of outstanding letters of credit. The next scheduled redetermination of the Borrowing Base is expected to occur as of November 1, 2013. In addition to the next scheduled semi-annual redetermination, Lone Pine and the Lenders each have discretion at any time, but not more often than once during any calendar year, to have the Borrowing Base redetermined. Upon a redetermination, if borrowings in excess of the revised borrowing capacity are outstanding, the Amendment provides that LPR Canada would be required to repay any Borrowing Base Deficiency resulting from a redetermination immediately.  Lone Pine and its subsidiaries may not have sufficient funds to make such repayment at that time, and such failure to repay would be an event of default under the Credit Agreement.

As of July 26, 2013, LPR Canada had US$195 million aggregate principal amount of its Senior Notes outstanding. Interest is payable on the Senior Notes semi-annually in arrears on each February 15 and August 15.  Lone Pine is focused on addressing its liquidity issues and currently is engaged in discussions with the holder of a majority of the aggregate principal amount of the Senior Notes in connection with a possible restructuring or refinancing of the Senior Notes. These discussions include, among other things, the terms of a possible conversion of a portion of the Senior Notes into an alternate form of debt security, into equity or an equity-like security, a combination thereof, and other terms of a comprehensive restructuring.  In connection with these discussions, Lone Pine has retained legal and financial advisors.  The outcome of these discussions is uncertain, and it is not known if Lone Pine will be successful in obtaining agreement on the terms of a potential restructuring of the Senior Notes on a consensual basis. If LPR Canada fails to make the August 15, 2013 interest payment on the Senior Notes, which is approximately US$10.4 million, such failure, if not cured within 30 days, would result in an event of default under the indenture governing the Senior Notes, and the indenture trustee or the holders of at least 25% in aggregate principal amount of the Senior Notes would have the right to declare the Senior Notes immediately due and payable at their principal amount together with accrued interest; however, holders of a majority in principal amount of the outstanding Senior Notes may direct the time, method and place of conducing any proceeding for any remedy available to the indenture trustee or of exercising any trust or power conferred on the Trustee.  If LPR Canada fails to make an interest payment on the Senior Notes, it could also lead to a cross default and the acceleration of repayment of all outstanding debt under the Credit Agreement.

If Lone Pine fails to restructure or refinance its current outstanding indebtedness within the time parameters available to it under the Credit Agreement and Senior Note indenture or otherwise, Lone Pine may not have adequate liquidity to fund its operations and meet its obligations (including its debt payment obligations), Lone Pine may not be able to continue as a going concern and may be forced to seek relief under the Canadian Companies’ Creditors Arrangement Act and Chapter 11 or 15 of the U.S. Bankruptcy Code (or an involuntary petition for bankruptcy relief of similar creditor action may be filed against it).

Cautionary Note Regarding Forward-Looking Statements

Certain statements and information in this Current Report on Form 8-K may constitute “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond Lone Pine’s control. All statements regarding Lone Pine’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. The words “could,” “believe,” “anticipate,” “intend,” “plan,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Forward-looking statements may include statements with respect to, among other things:

•                  Lone Pine’s future financial condition and results of operations;

•                  Lone Pine’s access to capital and expectations with respect to liquidity, capital resources and its ability to continue as a going concern;

•                  estimates of future capital expenditures;

•                  Lone Pine’s future revenues, cash flows and expenses;

•                  our plans to dispose of non-core assets;

•                  Lone Pine’s future business strategy and other plans and objectives for future operations;

•                  Lone Pine’s future development opportunities and production mix;

•                  Lone Pine’s outlook on oil, natural gas and NGL prices;

•                  the amount, nature and timing of future capital expenditures, including future development costs; and

•                  Lone Pine’s ability to access the capital markets to fund capital and other expenditures.

Lone Pine believes the expectations and forecasts reflected in its forward-looking statements are reasonable, but Lone Pine can give no assurance that they will prove to be correct. Lone Pine cautions you that these forward-looking statements can be affected by inaccurate assumptions and are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond its control, incident to the exploration for and development, production and sale of oil and natural gas. When considering forward-looking statements, you should keep in mind the assumptions, risk factors and other cautionary statements described in Lone Pine’s Annual Report on Form 10-K , Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These assumptions and risks include, among other things:

•                  Lone Pine’s level of indebtedness;

•                  LPR Canada’s ability to make the August 15, 2013 interest payment on the Senior Notes;

•                  Lone Pine’s ability to pursue a strategic restructuring, refinancing or other transaction which is necessary for Lone Pine to continue as a going concern, and which ability may be limited in light of its current liquidity situation;

•                  any determination by Lone Pine to make a filing for relief under the Canadian Companies’ Creditors Arrangement Act and Chapter 11 or Chapter 15 of the U.S. Bankruptcy Code or the filing of an involuntary petition for bankruptcy against Lone Pine, and the impact of any such filing on its business and operations;

•                  Lone Pine’s ability to generate sufficient cash flow from operations or obtain adequate financing to fund our capital expenditures, meet working capital needs and its ability to continue as a going concern;

•                  the ability of Lone Pine and LPR Canada to comply with the terms and conditions of the Credit Agreement and the Senior Notes, and in the event that they are unable to comply with such terms and conditions, their ability to pay any accelerated indebtedness;

•                  a significant reduction in the Borrowing Base under the Credit Agreement;

•                  the volatility of Lone Pine’s stock price, and the ability of its common stock to remain traded on the New York Stock Exchange and Toronto Stock Exchange;

•                  Lone Pine’s ability to maintain relationships with suppliers, customers, employees, stockholders and other third parties in light of its current liquidity situation;

•                  the volatility of oil, natural gas and NGL prices, and the related differentials between realized prices and benchmark prices;

•                  a continuation of depressed natural gas prices;

•                  the availability of capital on economic terms to fund Lone Pine’s significant capital expenditures and acquisitions;

•                  Lone Pine’s ability to obtain adequate financing to pursue other business opportunities;

•                  Lone Pine’s ability to replace and sustain production;

•                  a lack of available drilling and production equipment, and related services and labor;

•                  increases in costs of drilling, completion, production equipment and related services and labor;

•                  unsuccessful exploration and development drilling activities;

•                  regulatory and environmental risks associated with exploration, drilling and production activities;

•                  declines in the value of Lone Pine’s oil and natural gas properties, resulting in a decrease in the Borrowing Base under the Credit Agreement and ceiling test write-downs;

•                  the adverse effects of changes in applicable tax, environmental and other regulatory legislation;

•                  a deterioration in the demand for Lone Pine’s products;

•                  the risks and uncertainties inherent in estimating proved oil and natural gas reserves and in projecting future rates of production and the timing of expenditures;

•                  the risks of conducting exploratory drilling operations in new or emerging plays;

•                  intense competition with companies with greater access to capital and staffing resources;

•                  the risks of conducting operations in Canada and the impact of pricing differentials, fluctuations in foreign currency exchange rates and political developments on the financial results of Lone Pine’s operations; and

•                  the uncertainty related to the pending litigation against Lone Pine.

Should one or more of the risks or uncertainties described above or elsewhere in this Current Report on Form 8-K occur, or should underlying assumptions prove incorrect, Lone Pine’s actual results and plans could differ materially from those expressed in any forward-looking statements.  For additional information regarding known material factors that could cause Lone Pine’s actual results to differ from its projected results, please see Lone Pine’s filings with SEC, including Lone Pine’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Lone Pine cautions you not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report, and Lone Pine undertakes no obligation to update this information to reflect events or circumstances after the filing of this Current Report with the U.S. Securities Exchange Commission, except as required by law. All forward-looking statements, expressed or implied, included in this Current Report are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Lone Pine may make or persons acting on its behalf may issue.

Item 2.02                                           Results of Operations and Financial Condition.

The information set forth above in Item 1.01 is hereby incorporated by reference into this Item 2.02.

The information in this Item 2.02 of this Current Report on Form 8-K is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 7.01                                           Regulation FD.

A copy of Lone Pine’s press release dated July 29, 2013 announcing the Credit Agreement Amendment and its second quarter 2013 earnings release date is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act.

Item 9.01                                           Financial Statements and Exhibits.

(d)                   Exhibits.

Exhibit Number	Description

10.1

Fifth Amendment dated July 26, 2013 to Credit Agreement dated March 18, 2011, among Lone Pine Resources Inc., as parent, Lone Pine Resources Canada Ltd., as borrower, each of the lenders party thereto and JPMorgan Chase Bank, N.A., Toronto Branch as Administrative Agent.

99.1	Lone Pine Resources Inc. press release dated July 29, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONE PINE RESOURCES INC.
(Registrant)

Dated:	July 29, 2013	By:	/s/ Charles R. Kraus
Charles R. Kraus
Vice President, General Counsel & Corporate
Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1

Fifth Amendment dated July 26, 2013 to Credit Agreement dated March 18, 2011, among Lone Pine Resources Inc., as parent, Lone Pine Resources Canada Ltd., as borrower, each of the lenders party thereto and JPMorgan Chase Bank, N.A., Toronto Branch as Administrative Agent.

99.1	Lone Pine Resources Inc. press release dated July 29, 2013.